UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

                         Date of Report October 17, 2001

                         Commission file number 1-10948

                               OFFICE DEPOT, INC.

             (Exact name of registrant as specified in its charter)

       Delaware 59-2663954
   --------------------------------    ---------      --------------------------
   (State or other jurisdiction of                      (I.R.S. Employer
   incorporation or organization)                       Identification No.)


              2200 Old Germantown Road, Delray Beach, Florida 33445

               (Address of principal executive offices) (Zip Code)


                                 (561) 438-4800

              (Registrant's telephone number, including area code)

        Former name or former address, if changed since last report: N/A



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ITEM 5.   OTHER EVENTS

1. On October 17, 2001, Office Depot, Inc. issued a press release, with earnings information for its third fiscal quarter, ended September 29, 2001. A copy of the press release is attached hereto as Exhibit 99.1.1 and incorporated by reference herein.

2. On October 16, 2001, Office Depot, Inc. issued a press release announcing the appointment of Charles Brown as its new Chief Financial Officer and James Walker as Senior Vice President, Finance and Controller. Walker will now serve as the Company's principal accounting officer, succeeding Mr. Brown. A copy of the press release is attached hereto as Exhibit 99.1.2 and incorporated by reference herein.


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ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

99.1.1 Press release dated October 17, 2001, announcing financial results for the Company's third fiscal quarter, ended September 29, 2001.
99.1.2 Press release dated October 16, 2001, announcing appointment of Charles Brown as Chief Financial Officer and James Walker as Senior Vice President, Finance and Controller for the Company.


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                                    OFFICE DEPOT, INC.

Date:  October 17, 2001                             By: /S/ DAVID C. FANNIN


                                                    David C. Fannin
                                                    Executive Vice President and
                                                    General Counsel